Note 12 - Income Taxes (Detail) - Reconciliation of Income Tax Computed at the U.S. Federal Statutory Rate (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Expected tax benefit	$ (4,221)	$ (2,897)	$ (2,386)
Increase (decrease) in income taxes resulting from:
State income taxes, net of federal benefit	(274)	(297)	(234)
Non-deductible items	668	636
Tax rate international	(533)	(14)
Other	278	88	7
Income tax benefit	$ (4,082)	$ (2,484)	$ (2,613)